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                                                                 Exhibit 10.23.1

                      THE CORPORATE EXECUTIVE BOARD COMPANY
                             1999 STOCK OPTION PLAN
1.   PURPOSE

     The purpose of The Corporate Executive Board Company 1999 Stock Option Plan (the "Plan") is to provide Participants with an increased economic and proprietary interest in the Company in order to encourage those Participants to contribute to the success and progress of the Company. The Plan provides for the grant of Options which shall qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of Options which shall not qualify as incentive stock options pursuant to Section 422 of the Code.

2.   DEFINITIONS

     (a)  "Administrator" means the Administrator of the Plan in accordance with
          Section 11.
     (b)  "Board of Directors" means the Board of Directors of the Company.
     (c) "Common Stock" means the Company's Class B Non-Voting Common Stock, par value $.01, subject to adjustment as provided in Section 8.
     (d) "Company" means The Corporate Executive Board Company, a Delaware corporation.
     (e) "ISOs" shall mean Options which qualify as incentive stock options within the meaning of Section 422 of the Code.
     (f)  "Options" shall mean stock options granted pursuant to the Plan.
     (g) "Participants" shall mean those individuals described in Section 3 to whom Options have been granted from time to time by the Administrator and any authorized transferee of such individuals.
     (h) "Plan" means The Corporate Executive Board Company 1999 Stock Option Plan.
     (i) "Retirement" shall have the meaning specified by the Administrator in the terms of an option grant or, in the absence of any such term, shall mean retirement from active employment with the Company or its Subsidiaries (i) at or after age 55 and with the approval of the Administrator or (ii) at or after age 65. The determination of the Administrator as to an individual's Retirement shall be conclusive on all parties.

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     (j)  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
     (k) "Total and Permanent Disablement" shall have the meaning specified by the Administrator in the terms of an option grant or, in the absence of any such term or in the case of an Option intending to qualify as an ISO, the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The determination of the Administrator as to an individual's Total and Permanent Disablement shall be conclusive on all parties.

3.   PARTICIPANTS

     Options may only be granted to officers, independent contractors, employees and prospective employees of the Company and its Subsidiaries as selected by the Administrator, except that Options intending to qualify as ISOs may only be granted to employees of the Company and its Subsidiaries as selected by the Administrator. For purposes of this Plan, the Chairman of the Board's status as an employee shall be determined by the Board of Directors. Options may not be granted to directors of the Company or its Subsidiaries unless such directors otherwise qualify for participation in the Plan.

4.   EFFECTIVE DATE AND TERMINATION OF PLAN

     This Plan was adopted by the Board of Directors and approved by the stockholders of the Company on ________, 1999 (the "Effective Date"). The Plan shall remain available for the grant of Options until the tenth anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board of Directors may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Options theretofore granted and then in effect.

5.   SHARES SUBJECT TO THE PLAN AND TO OPTIONS

     The aggregate number of shares of Common Stock issuable pursuant to all Options granted under the Plan will not exceed 110,000 shares of the Company's Common Stock, or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 8. Notwithstanding the foregoing, in the event that shares of Common Stock subject to the Company's Stock-Based Incentive Compensation Plan, as amended and restated on ______________, 1999 (the "Incentive Plan"), are canceled, expire or terminate or that otherwise are available for issuance but for any other reason are not issued under the Incentive Plan, then the number of shares of

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     Common Stock authorized for issuance under the Plan shall be increased accordingly (the maximum number of shares available for issuance under the Incentive Plan is 320,000). Such shares may be authorized and unissued shares of the Company's Common Stock. The aggregate number of shares of Common Stock issued pursuant to the Plan at any time shall equal only the number of shares of Common Stock issued upon the exercise of Options and not returned to the Company upon the cancellation, expiration or forfeiture of an award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price or tax obligation with respect to an Option. All shares of Common Stock available for issuance under the Plan may be subject to Options which intend to qualify as ISOs.

6.   GRANT, TERMS AND CONDITIONS OF OPTIONS

     Options may be granted at any time and from time to time prior to the termination of the Plan, to Participants selected by the Administrator.
     The aggregate number of shares of Common Stock subject to Options granted pursuant to the Plan during any calendar year to any one Participant shall not exceed 25,000 shares. No Participant shall have any rights as a stockholder with respect to any shares of stock subject to Option hereunder until said shares have been issued. Each Option shall be evidenced by a written stock option agreement and/or such other written arrangements as may be approved from time to time by the Administrator. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the following terms and conditions:

     (a)  Price: The purchase price under each Option shall be established by
          -----
          the Administrator. In no event will the purchase price be less than the fair market value of the Common Stock on the date of grant unless such Options are granted in substitution of options granted by a new employee's previous employer or the Participant pays or foregoes compensation in the amount of any discount. Notwithstanding the foregoing, in the case of the grant of an Option intending to qualify as an ISO, if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company or its Subsidiaries (after applying the ownership attribution rules set forth under Section 422(d) of the Code and any successor provision), the purchase price of such Option must be no less than 110 percent of the fair market value of the Common Stock on the date of grant.

          The purchase price of any Option may be paid in cash or any alternative means acceptable to the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an Option and the acceptance of a promissory note secured by the number of shares of Common Stock then issuable upon exercise of the Options.

     (b)  Duration and Exercise or Termination of Option: Unless the
          ----------------------------------------------
          Administrator provides otherwise, Options shall become exercisable 25 percent per year beginning one year after the date of the grant. Unless the Administrator provides otherwise, or if the Option is intending to qualify as an ISO, each Option granted

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          must expire within a period of not more than ten (10) years from the date of grant. Notwithstanding the foregoing, in the case of the grant of an Option intending to qualify as an ISO, if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company or its Subsidiaries (after applying the ownership attribution rules set forth under Section 422(d) of the Code and any successor provision), the Option must expire within a period of not more than five (5) years from the date of grant.

     (c)  Suspension or Termination of Option: Except as otherwise provided by
          -----------------------------------
          the Administrator, if at any time (including after a notice of exercise has been delivered) the Chief Executive Officer or any other person designated by the Administrator (each such person, an "Authorized Officer") reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Authorized Officer may suspend the Participant's rights to exercise any Option pending a determination of whether an act of misconduct has been committed.

          Except as otherwise provided by the Administrator, if the Administrator or an Authorized Officer determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company or its Subsidiaries, breach of fiduciary duty or deliberate disregard of the Company or Subsidiary rules resulting in loss, damage or injury to the Company or its Subsidiaries, or if a Participant makes an unauthorized disclosure of any Company or Subsidiary trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company or Subsidiary customer to breach a contract with the Company or its Subsidiaries, or induces any principal for whom the Company or its Subsidiaries acts as agent to terminate such agency relationship, neither the Participant nor his or her estate nor transferee shall be entitled to exercise any Option whatsoever. In making such determination, the Administrator or an Authorized Officer shall act fairly and shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before the Administrator or the Board of Directors. For any Participant who is an "executive officer" for purposes of Section 16 of the Securities Exchange Act of 1934, the determination of the Authorized Officer shall be subject to the approval of the Administrator.

     (d)  Termination of Employment:  Subject to Section 6(b), unless the
          -------------------------
          Administrator specifies otherwise, upon the termination of the Participant's employment, his or her rights to exercise an Option then held shall be only as follows:

          (1) Death. Upon the death of a Participant while in the employ of the Company or its Subsidiaries, all of the Participant's Options then held shall be exercisable by his or her estate, heir or beneficiary at any time during the twelve (12) months next succeeding the date of death. Any and all Options that are unexercised during the twelve (12) months next succeeding the date of death shall terminate as of the end of such twelve (12) month period.

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               If a Participant should die within thirty (30) days of his or her termination of employment with the Company or its Subsidiaries, an Option shall be exercisable by his or her estate, heir or beneficiary at any time during the twelve (12) months succeeding the date of termination, but only to the extent of the number of shares as to which such Option was exercisable as of the date of such termination. Any and all Options that are unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve (12) month period.
               A Participant's estate shall mean his or her legal representative or other person who so acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant.

          (2)  Total and Permanent Disablement. Upon termination as a result of
               -------------------------------
               the Total and Permanent Disablement of any Participant, all of the Participant's Options then held shall be exercisable for a period of twelve (12) months after termination. Any and all Options that are unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve (12) month period.

          (3)  Retirement. Upon Retirement of a Participant, the Participant's
               ----------
               Options then held shall be exercisable for a period of twelve
               (12) months after Retirement, except in the case of Options intending to qualify as ISOs, such Options shall be exercisable for a period of three (3) months after Retirement. The number of shares with respect to which the Options shall be exercisable shall equal the total number of shares which were exercisable under the Participant's Option on the date of his or her Retirement. Any and all Options that are unexercised during the twelve (12) months or three (3) months (as appropriate) succeeding the date of termination shall terminate as of the end of such twelve (12) or three (3) month period.

          (4)  Other Reasons.  Upon the date of a termination of a Participant's
               -------------
               employment for any reason other than those stated above in Sections 6(d)(1), (d)(2) and (d)(3) or as described in Section 6(c) above, (A) any Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (B) any Option that is exercisable as of such termination date shall expire the earlier of (i) thirty (30) days following such date or (ii) the expiration date of such Option.

     (e)  Transferability of Option:  Unless the Administrator specifies
          -------------------------
          otherwise, each Option shall be nontransferable by the Participant other than by will or the laws of descent and distribution and shall only be exercisable by the Participant during his or her lifetime.

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     (f)  Cancellation:  The Administrator may, at any time prior to exercise
          ------------
          and subject to consent of the Participant, cancel any Options previously granted and may or may not substitute in their place Options at a different price and different type under different terms or in different amounts.

     (g)  Conditions and Restrictions Upon Securities Subject to Options:  The
          --------------------------------------------------------------
          Administrator may provide that the shares of Common Stock issued upon exercise of an Option shall be subject to such further conditions or agreements as the Administrator in its discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the shares issued upon exercise (including the actual or constructive surrender of Common Stock already owned by the Participant). The Administrator may establish rules for the deferred delivery of Common Stock upon exercise of an Option with the deferral evidenced by use of "Stock Units" equal in number to the number of shares of Common Stock whose delivery is so deferred. A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the fair market value of one share of Common Stock. Unless the Administrator specifies otherwise, Stock Units represent an unfunded and unsecured obligation of the Company. Settlement of Stock Units upon expiration of the deferral period shall be made in Common Stock or otherwise as determined by the Administrator. The amount of Common Stock, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents. Until a Stock Unit is so settled, the number of shares of Common Stock represented by a Stock Unit shall be subject to adjustment pursuant to Section 8. Any Stock Units that are settled after the holder's death shall be distributed to the holder's designated beneficiary(ies) or, if none was designated, the holder's estate.

     (h)  Other Terms and Conditions:  Options may also contain such other
          --------------------------
          provisions, which shall not be inconsistent with any of the foregoing terms, as the Administrator shall deem appropriate. No Option, however, nor anything contained in the Plan shall confer upon any Participant any right to continue in the Company's or its Subsidiaries' employ or service nor limit in any way the Company's or its Subsidiaries' right to terminate his or her employment at any time. In the case of Options intending to qualify as ISOs, Section 422 of the Code provides that Options shall not be treated as ISOs if and to the extent that the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, taking Options into account in the order in which they were granted.

7.   LOANS

     The Company may make loans, at the request of the Participant and in the sole discretion of the Administrator, for the purpose of enabling the Participant to exercise Options

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     granted under the Plan and to pay the tax liability resulting from an
     Option exercised under the Plan. The Administrator shall have full authority to determine the terms and conditions of such loans. Such loans may be secured by the shares received upon exercise of such Option.

8.   ADJUSTMENT OF AND CHANGES IN THE STOCK

     In the event that the number of shares of Common Stock of the Company shall be increased or decreased through reorganization, reclassification, combination of shares, stock splits, reverse stock splits, spin-offs, or the payment of a stock dividend, (other than regular, quarterly cash dividends) or otherwise, then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Option under the Plan, may be proportionately adjusted to reflect such increase or decrease, unless the terms of the transaction provide otherwise. Outstanding Options may also be amended as to price and other terms if necessary to reflect the foregoing events.

     In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise, then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Option may be exercised and may provide for cancellation of such accelerated Options which are not exercised within a time prescribed by the Administrator in its sole discretion. Notwithstanding anything to the contrary herein, any adjustment to Options granted pursuant to this Plan, particularly Options intending to qualify as ISOs, shall comply with the requirements, provisions and restrictions of the Code.

     No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 8. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

9.   LISTING OR QUALIFICATION OF STOCK

     In the event that the Board of Directors or the Administrator determines in its discretion that the listing or qualification of the Plan shares on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares under the Option, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

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10.  WITHHOLDING

     To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. The Administrator may permit these obligations to be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to him or her upon exercise of the Option, or to the extent permitted, by tendering shares previously acquired, provided that such will not result in an accounting charge to the Company or its Subsidiaries.

11.  ADMINISTRATION AND AMENDMENT OF THE PLAN

     The Plan shall be administered by the Administrator who shall be the Compensation Committee of the Board of Directors or, in the absence of a Compensation Committee, the Board of Directors itself. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation: (a) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (b) to determine which persons are Participants (as defined in Section 3 hereof) and to which of such Participants, if any, an Option shall be granted hereunder and the timing of any such Option grants; (c) to determine the number of shares of Common Stock subject to an Option and the exercise or purchase price of such shares; (d) to establish and verify the extent of satisfaction of any conditions to exercisability applicable to an Option; (e) to waive conditions to and/or accelerate exercisability of an Option, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in its discretion; (f) to prescribe and amend the terms of Option grants made under this Plan (which need not be identical); (g) to determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and (h) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company or its Subsidiaries.

     All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, shall be final and binding on all Participants and optionholders. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

     The Administrator may, from time to time, delegate some of its responsibilities with respect to the administration of the Plan to such persons as it may designate in its sole

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     discretion but may not delegate authority to grant options to a person who is not a member of the Board of Directors.

     The interpretation and construction of any provision of the Plan by the Board of Directors shall be final and conclusive. The Board of Directors may periodically adopt rules and regulations for carrying out the Plan, and amend the Plan as desired, without further action by the Company's stockholders except to the extent required by applicable law. Any amendment to the Plan will not affect the rights and obligations of the Participants and the Company arising under Options theretofore granted and then in effect. Notwithstanding the foregoing, and subject to adjustment pursuant to Section 8, the Plan may not be amended to materially increase the number of shares of Common Stock authorized for issuance, unless approved by the Company's stockholders.

12.  TIME OF GRANTING OPTIONS

     The effective date of such Option shall be the date on which the grant was made by the Administrator. Within a reasonable time thereafter, the Company will deliver the Option to the Participant.

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                     THE CORPORATE EXECUTIVE BOARD COMPANY
                       STANDARD TERMS AND CONDITIONS FOR
                 1999 STOCK OPTION PLAN INCENTIVE STOCK OPTIONS

1.   TERMS OF OPTION

     1. THE CORPORATE EXECUTIVE BOARD COMPANY, a Delaware corporation (the "Company"), has granted to the Optionee named in the Term Sheet provided to said Optionee herewith (the "Term Sheet") an incentive stock option (the "Option") to purchase any part or all of the number of shares of the Company's Class B Non-Voting Common Stock, $0.01 par value per share (the "Common Stock"), set forth in Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions (as amended from time to time), and the Plan specified in the Term Sheet (the "Plan"). For purposes of these Standard Terms and Conditions and the Term Sheet, any reference to the Company shall include a reference to any Subsidiary, as such term is defined in the Plan.

2.   INCENTIVE STOCK OPTION

     The Option is intended to qualify as an incentive stock option under
     Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and will be interpreted accordingly. Section 422 of the Code provides, among other things, that the Optionee shall not be taxed upon the exercise of a stock option that qualifies as an incentive stock option provided the Optionee does not dispose of the shares of Common Stock acquired upon exercise of such option until the later of two years after such option is granted to the Optionee and one year after such option is exercised. Notwithstanding anything to the contrary herein, Section 422 of the Code provides that incentive stock options (including, possibly, the Option) shall not be treated as incentive stock options if and to the extent that the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such incentive stock options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, taking options into account in the order in which they were granted. Thus, if and to the extent that any shares of Common Stock issued under a portion of the Option exceeds the foregoing $100,000 limitation, such shares shall not be treated as issued under an incentive stock option pursuant to
     Section 422 of the Code.

3.   OPTION EXERCISE PRICE

     The exercise price (the "Exercise Price") of the Option is set forth in the Term Sheet. In no event may the Exercise Price be less than the fair market value of the Common Stock on the date of grant unless the Option is granted in substitution of stock options granted by the Optionee's previous employer or the Optionee pays or foregoes compensation in the amount of any discount. Notwithstanding the foregoing, if the Optionee owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (after applying the ownership attribution rules set forth under Section 422(d) of the Code and any successor provision), the purchase price of such Option must




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     be no less than 110 percent of the fair market value of the Common Stock on the date of grant.

4.   TERM OF OPTION AND EXERCISE OF OPTION

     To the extent not previously exercised, and subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Option shall be exercisable to the extent it becomes vested, as described in the Term Sheet, to purchase up to that number of shares of Common Stock as set forth in the Term Sheet. Notwithstanding anything to the contrary in Sections 5 through 9 hereof, no part of the Option may be exercised after ten (10) years from the grant date set forth in the Term Sheet or, if the Optionee owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (after applying the ownership attribution rules set forth under Section 422(d) of the Code and any successor provision), no part of the Option may be exercised after five (5) years from the grant date set forth in the Term Sheet.

     To exercise the Option (or any part thereof), Optionee shall deliver a "Notice of Exercise" to the Company specifying the number of whole shares of Common Stock Optionee wishes to purchase and how Optionee's shares of Common Stock should be registered (in Optionee's name only or in Optionee's and Optionee's spouse's names as community property or as joint tenants with right of survivorship). The Company shall not be obligated to issue any shares of Common Stock until Optionee shall have paid the total Exercise Price for that number of shares of Common Stock. The Exercise Price may be paid (a) in cash, (b) by payment under an arrangement with a broker where payment is made pursuant to an irrevocable commitment by a broker to deliver all or part of the proceeds from the sale of the Option shares to the Company, (c) by tendering (either physically or by attestation) shares of Common Stock owned by Optionee and having a fair market value on the date of exercise equal to the Exercise Price but only if such will not result in an accounting charge to the Company, or (d) by any combination of the foregoing. In addition, the Exercise Price may be payable in such other form(s) of consideration as the Administrator (defined in the Plan) in its discretion shall specify, including without limitation the acceptance of a promissory note secured by the number of shares then issuable upon the exercise of the Option. Fractional shares may not be exercised. Shares of Common Stock will be issued as soon as practical after exercise.

     Notwithstanding the above, the Company shall not be obligated to deliver any shares of Common Stock during any period when the Company determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal, state or other applicable laws.

5.   TERMINATION OF RELATIONSHIP

     Upon the date of a termination of the Optionee's employment with the Company for any reason other than those stated below in Sections 6 through 9, (A) any part of the Option that is unexercisable as of such termination date shall remain unexercisable and shall


                                       2
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     terminate as of such date, and (B) any part of the Option that is exercisable as of such termination date shall expire the earlier of (i) thirty (30) days following such date or (ii) the expiration date of the Option.

6.   DEATH

     Upon the death of the Optionee while in the employ of the Company, the Option shall be fully exercisable by his or her estate, heir or beneficiary at any time during the twelve (12) months next succeeding the date of death. Any part of the Option that is unexercised during the twelve (12) months next succeeding the date of death shall terminate as of the end of such twelve (12) month period.

     If the Optionee should die within thirty (30) days of his or her termination of employment with the Company, the Option shall be exercisable by his or her estate, heir or beneficiary at any time during the twelve
     (12) months succeeding the date of termination, but only to the extent of the number of shares as to which such Option was exercisable as of the date of such termination. Any part of the Option that is unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve (12) month period. The Optionee's estate shall mean his or her legal representative or other person who so acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee.

7.   TOTAL AND PERMANENT DISABLEMENT

     Upon termination as a result of the Total and Permanent Disablement of the Optionee, the Option shall be exercisable for a period of twelve (12) months after such termination. Any part of the Option that is unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve (12) month period.

     For purposes of these Standard Terms and Conditions, "Total and Permanent Disablement" of an individual shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The determination of the Administrator as to the Optionee's Total and Permanent Disablement shall be conclusive on all parties.

8.   RETIREMENT

     Upon Retirement of the Optionee, the Option shall be exercisable for a period of three (3) months after Retirement. The number of shares with respect to which the Option shall be exercisable shall equal the total number of shares which were exercisable under the Option on the date of his or her Retirement. Any and all Options that are unexercised during the three (3) months succeeding the date of termination shall terminate as of the end of such three (3) month period.

     For purposes of these Standard Terms and Conditions, "Retirement" shall mean retirement from active employment with the Company (i) at or after age 55 and with the



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     approval of the Administrator or (ii) at or after age 65. The determination of the Administrator as to an individual's Retirement shall be conclusive on all parties.

9.   ACT OF MISCONDUCT

     If, at any time (including after a Notice of Exercise has been delivered), the Chief Executive Officer or any other person designated by the Administrator (each such person, an "Authorized Officer") reasonably believes that the Optionee has committed an act of misconduct as described in this Section 9, the Authorized Officer may suspend the Optionee's rights to exercise his or her Option pending a determination of whether an act of misconduct has been committed.

     If the Administrator or an Authorized Officer determines the Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if the Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate nor any permitted transferee shall be entitled to exercise the Option. In making such determination, the Administrator or an Authorized Officer shall act fairly and shall give the Optionee an opportunity to appear and present evidence on his or her behalf at a hearing before the Administrator or the Board of Directors of the Company. If the Optionee is an "executive officer" for purposes of Section 16 of the Securities Exchange Act of 1934, the determination of the Authorized Officer shall be subject to the approval of the Administrator.

10.  INCOME TAXES WITHHOLDING

     To the extent required by applicable federal, state, local or foreign law, the Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. The Administrator may permit these obligations to be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to him or her upon exercise of the Option, or to the extent permitted, by tendering shares previously acquired, provided that such will not result in an accounting charge to the Company.

11.  NON-TRANSFERABILITY OF OPTION

     Unless otherwise provided by the Administrator, Optionee may not assign or transfer the Option to anyone other than by will or the laws of descent and distribution and the Option shall be exercisable only by Optionee during his or her lifetime. The Company may




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

     cancel Optionee's Option if Optionee attempts to assign or transfer it in a manner inconsistent with this Section 11.

12.  THE PLAN AND OTHER AGREEMENTS

     The provisions of the Plan are incorporated into these Standard Terms and Conditions by this reference. In the event of a conflict between the terms and conditions of these Standard Terms and Condition and the Plan, the Plan controls. Certain capitalized terms not otherwise defined herein are defined in the Plan.

     The Term Sheet, these Standard Terms and Conditions and the Plan constitute the entire understanding between Optionee and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

13.  NO INTEREST IN SHARES SUBJECT TO OPTION

     Neither Optionee (individually or as a member of a group) nor any beneficiary or other person claiming under or through Optionee shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it.

14.  NOT A CONTRACT FOR SERVICES

     Nothing in the Plan, in the Term Sheet, these Standard Terms and Conditions or any other instrument executed pursuant the Plan shall confer upon Optionee any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate Optionee's employment at any time for any reason.

15.  NOTICES

     All notices, requests, demands and other communications pursuant to these Standard Terms and Conditions shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

     If to the Company to:

     The Corporate Executive Board Company
     The Watergate
     600 New Hampshire Avenue, N.W.
     Washington, D.C.  20037
     Attention:  Administrator of 1999 Stock Option Plan



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

     If to the Optionee, to the address set forth below the Optionee's signature on the Term Sheet.

16.  SEPARABILITY

     In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

17.  HEADINGS

     The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

18.  FURTHER ASSURANCES

     Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of these Standard Terms and Conditions.

19.  BINDING EFFECT

     These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

20.  ARBITRATION AND APPLICABLE LAW

     Any claim, dispute or other matter in question of any kind relating to the Option shall be settled by arbitration before a single arbitrator (who is mutually agreeable to the parties) and otherwise conducted in accordance with the Rules of the American Arbitration Association (the "AAA Rules"), which proceedings shall be held in the city in which the Company's executive offices are located. If the parties are unable to agree upon an arbitrator, the arbitrator shall be selected in accordance with the AAA Rules. Notice of demand for arbitration shall be made in writing to the opposing party and to the American Arbitration Association within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall a demand for arbitration be made after the date when the applicable statute of limitations would bar the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question. The decision of the arbitrator shall be final and may be enforced in any court of competent jurisdiction. The Plan, these Standard Terms and Conditions, the Term Sheet and any rights thereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.



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